                                  EXHIBIT 21.1
                    SUSBIDIARIES OF STATE STREET CORPORATION

   The following table sets forth the name of each subsidiary and the state or jurisdiction of its organization. Certain subsidiaries of State Street have been omitted in accordance with the SEC rules because, when considered in the aggregate, they did not constitute a "significant subsidiary" of State Street.


SSB REALTY, LLC                                                                                            Massachusetts
STATE STREET CAPITAL MARKETS, LLC                                                                          Massachusetts
SSB INVESTMENTS INC.                                                                                       Massachusetts
STATE STREET INVESTMENT MANAGER SOLUTIONS, LLC                                                             Massachusetts
ADVANCED AUCTIONS, LLC                                                                                     Massachusetts
STATE STREET INSTITUTIONAL CAPITAL A                                                                       Delaware
STATE STREET INSTITUTIONAL CAPITAL B                                                                       Delaware
STATE STREET CAPITAL TRUST I                                                                               Delaware
STATE STREET GLOBAL ADVISORS, INC.                                                                         Delaware
               STATE STREET GLOBAL ADVISORS, AUSTRALIA, LIMITED                                            Australia
               STATE STREET GLOBAL ADVISORS ASIA LIMITED                                                   Peoples Republic of China
               STATE STREET GLOBAL ALLIANCE, LLC                                                           Massachusetts
               RESIDENTIAL CAPITAL MANAGEMENT, LLC (70% OWNED)                                             Washington
BOSTON FINANCIAL DATA SERVICES, INC. (50% OWNED)                                                           Massachusetts
STATE STREET BANK AND TRUST COMPANY                                                                        Massachusetts
               CITISTREET LLC (50% OWNED)                                                                  Massachusetts
               STATE STREET BANK INTERNATIONAL                                                             California
               STATE STREET BOSTON LEASING COMPANY, INC.                                                   Massachusetts
               STATE STREET BANK AND TRUST COMPANY OF NEW HAMPSHIRE, N.A.                                  New Hampshire
               STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.                                     California
               STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, N.A.                                    Connecticut
               STATE STREET BANK AND TRUST COMPANY, N.A.                                                   New York
               STATE STREET VIDEO SERVICES, INC.                                                           Massachusetts
                             HIGH STREET INVESTMENTS, INC.                                                 Massachusetts
               PRINCETON FINANCIAL SYSTEMS, INC.                                                           New Jersey
               STATE STREET CALIFORNIA, INC.                                                               California
               STATE STREET MASSACHUSETTS SECURITIES CORPORATION                                           Massachusetts
               STATE STREET INTERNATIONAL HOLDINGS                                                         Massachusetts
                             STATE STREET AUSTRALIA LIMITED                                                Australia
                             STATE STREET BANK GMBH                                                        Germany
                             STATE STREET BANQUE, S.A.                                                     France
                                           STATE STREET GLOBAL ADVISORS FRANCE, S.A.                       France
                             STATE STREET BANK LUXEMBOURG, S.A.                                            Luxembourg
                             STATE STREET TRUST COMPANY, CANADA                                            Canada
                             STATE STREET CAYMAN TRUST COMPANY, LTD.                                       Cayman Islands
                             STATE STREET TRUST AND BANKING COMPANY, LIMITED                               Japan
                             STATE STREET FUND SERVICES TORONTO, INC.                                      Canada
                             EUROPEAN FINANCIAL DATA SERVICES LIMITED (50% OWNED)                          United Kingdom
                             STATE STREET K.K.                                                             Japan
                             STATE STREET BANK EUROPE, LIMITED                                             United Kingdom
                                           STATE STREET GLOBAL ADVISORS, UNITED KINGDOM, LIMITED           United Kingdom
                                           STATE STREET GLOBAL INVESTMENT GMBH                             Gemany
                                           STATE STREET TRUSTEES LIMITED                                   United Kingdom
